                                                                    EXHIBIT 10.3



                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

                             Dated April 24, 1998

                                     From

                           THE GRANTORS NAMED HEREIN

                                 as Grantors,
                                 -----------

                                      to

                          BANQUE NATIONALE DE PARIS,

                                   as Agent
                                   --------

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                                  PAGE
-------                                                                  ----
1.   Grant of Security..................................................  1

2.   Security for Obligations...........................................  3

3.   Grantors Remain Liable.............................................  3

4.   Representations and Warranties.....................................  3

5.   Further Assurances.................................................  5

6.   Transfers and Other Liens..........................................  8

7.   The Agent Appointed Attorney-in-Fact...............................  8

8.   The Agent May Perform..............................................  8

9.   The Agent's Duties.................................................  9

10.  Remedies...........................................................  9

11.  Indemnity and Expenses............................................. 10

12.  Security Interest Absolute......................................... 11

13.  Amendments; Waivers; Etc........................................... 12

14.  Addresses for Notices.............................................. 12

15.  Continuing Security Interest; Assignments Under the
     Credit Agreement................................................... 12

16.  Release and Termination............................................ 13

17.  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial;
     Etc................................................................ 13

SCHEDULES
---------

Schedule I   -   Patents and Patent Applications
Schedule II  -   Trademark Registrations and Applications
Schedule III -   Copyright Registrations and Applications
Schedule IV  -   Licenses
Schedule V   -   Third Party Claims/Pending Litigation/Unauthorized Uses

EXHIBITS
--------

Exhibit A -      Form of Intellectual Property Agreement Supplement

          INTELLECTUAL PROPERTY SECURITY AGREEMENT dated April 24, 1998, made by IRON AGE CORPORATION, a Delaware corporation (the "Borrower"), IRON AGE HOLDINGS
                                                   --------
CORPORATION, a Delaware corporation, and the Persons listed on the signature pages hereof under the caption "The Collateral Grantors" (such Persons, together with the Borrower and the Additional Intellectual Property Collateral Grantors (as defined in Section 13(c)), the "Grantors", and each individually, a
                                    --------
"Grantor"), to BANQUE NATIONALE DE PARIS ("BNP"), as agent (together with any
 -------                                   ---
successor agent appointed pursuant to Article VIII of the Credit Agreement, the "Agent") for the lenders (the "Lenders") and the swing line bank (the "Swing
 -----                         -------                                 -----
Line Bank") party to the Credit Agreement (as hereinafter defined), and the
---------
issuer of Letters of Credit (the "Issuing Bank") under the Credit Agreement and
                                  ------------
as custodian for the Hedge Banks (as defined in the Credit Agreement).

          PRELIMINARY STATEMENTS:

          (1) The Borrower has entered into a Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified, the "Credit
                                                                     ------
Agreement"; the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with the Lenders, the Issuing Bank, Swing Line Bank and the Agent.

          (2) It is a condition precedent to the making of Advances by the Lender Parties under the Credit Agreement and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement that each Grantor shall have granted the assignment and security interest and made the pledge contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into arrangements permitted by Section 5.02(b)(ii)(A) of the Credit Agreement, each Grantor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

          SECTION 1. Grant of Security. Each Grantor hereby pledges and
                     -----------------
assigns to the Agent for the benefit of the Secured Parties, and hereby grants to the Agent for the benefit of the Secured Parties a security interest in, all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the "Intellectual Property
                                                ---------------------
Collateral"):
----------

          (a) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule I attached hereto and made a part hereof, and including without limitation (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Patents");
                                 -------

          (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including without limitation (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks");
                  ----------

          (c) all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application, if any, identified in
     Schedule III attached hereto and made a part hereof, and including, without limitation, (i) the right to print, publish and distribute any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights"); and
      ----------

          (d) all license agreements with any other person in connection with any of the Patents, Trademarks or Copyrights, or such other person's patents, trade names, trademarks or copyrights, whether such Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on

     Schedule IV attached hereto and made a part hereof, subject, in each case, to the terms of such license agreements, including, without limitation, terms requiring consent to a grant of a security interest, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Grantor and now or hereafter covered by such licenses (the "Licenses").
                                              --------

          SECTION 2. Security for Obligations. The pledge, assignment and
                     ------------------------
security interest granted under this Agreement by each Grantor secure the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether for principal, interest, premiums, fees, expenses, or otherwise (all such Obligations being the "Secured Obligations"). Without
                                           -------------------
limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

          SECTION 3. Grantors Remain Liable. Anything herein to the contrary
                     ----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Intellectual Property Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Intellectual Property Collateral, and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Intellectual Property Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4. Representations and Warranties.  Each Grantor represents
                     ------------------------------
and warrants as to itself and its Intellectual Property Collateral as follows:

          (a) Such Grantor is the legal and beneficial owner of the entire right, title and interest in and to the Intellectual Property Collateral of such Grantor in which it is granting a security interest free and clear of any Lien, except for the security interest created by this Agreement, Permitted Liens and other Liens permitted pursuant to Section 5.02(a) of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Intellectual Property Collateral is on file in any recording office (including, without limitation, the United States Patent and Trademark Office), except such as may have been filed in favor of the Agent relating to this Agreement or the other Collateral Documents, and as set forth in Schedule VI of the Security Agreement and except for (1) the Security Agreement in favor of Wolverine World Wide, Inc. which is recorded in the United States Patent and Trademark Office ("PTO") at Reel 773, Frames 434-444, (2) the

     Intellectual Property Security Agreement dated February 26, 1997 in favor of the Agent which is recorded in the PTO at Reel 1565, Frames 638-674, and
     (3) the Intellectual Property Security Agreement Supplement dated March 14, 1997 from IAK Acquisition Corp. in favor of the Agent which is recorded in the PTO at Reel 1583, Frames 132-173.

          (b) Set forth in Schedule I opposite the name of such Grantor is a complete and accurate list of all patents and all patent applications owned by such Grantor. Set forth in Schedule II opposite the name of such Grantor is a complete and accurate list of all trademark and service mark registrations and all trademark and service mark applications owned by such Grantor. Set forth in Schedule III opposite the name of such Grantor is a complete and accurate list of all copyright registrations and copyright applications owned by such Grantor. Set forth in Schedule IV opposite the name of such Grantor is a complete and accurate list of all Licenses owned by such Grantor in which such Grantor is (i) a licensor with respect to any of the Patents, Trademarks or Copyrights, or (ii) a licensee of any other person's patents, trade names, trademarks or copyrights. Such Grantor has made all necessary filings and recordations to protect and maintain its interest in the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations, copyright applications and Licenses set forth in Schedules I, II, III and IV.

          (c) Each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration and copyright application of such Grantor set forth in Schedules I, II and III is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and is valid, registrable and enforceable, except as otherwise disclosed to the Agent. Each License of such Grantor identified in Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral which could be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.

          (d) Such Grantor has not made a previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Intellectual Property Collateral which has not been reassigned or retransferred to such Grantor. Such Grantor has not granted any license (other than those listed on Schedule IV hereto), release, covenant not to sue, or non-assertion assurance to any person with respect to any part of the Intellectual Property Collateral.

          (e) Such Grantor has used proper statutory notice in connection with its use of each patent, each registered trademark and service mark and each copyright contained in Schedules I, II and III.

          (f) This Agreement and the pledge of the Intellectual Property Collateral pursuant hereto, together with the filings described below, create a valid and perfected first priority security interest in the Intellectual Property Collateral subject to Permitted Liens and other Liens permitted pursuant to Section 5.02(a) of the Credit Agreement, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been or will promptly be duly made or taken.

          (g) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment and security interest granted hereby, the pledge by such Grantor of the Intellectual Property Collateral pursuant hereto or the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) the exercise by the Agent of its rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement, in each case other than the filing of financing and continuation statements under the Uniform Commercial Code in the jurisdictions listed on Schedule VI to the Security Agreement and the filing and recordal of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, which shall be duly filed promptly following the execution of this Agreement.

          (h) Except for the Licenses set forth in Schedule IV and except as set forth in Schedule V, to such Grantor's knowledge after due diligence that such Grantor has deemed necessary and appropriate under the circumstances there are no claims relating to any item of Intellectual Property Collateral.

          (i) Except as set forth in Schedule V, no claim has been made and is continuing or, to such Grantor's knowledge after due diligence that such Grantor has deemed necessary and appropriate under the circumstances, threatened that any item of Intellectual Property Collateral is invalid or unenforceable or that the use by such Grantor of any Intellectual Property Collateral does or may violate the rights of any Person. Except as set forth in Schedule V, there is currently no infringement or unauthorized use of any item of Intellectual Property Collateral.

          (j) Such Grantor has taken all necessary steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Trademarks and has taken all reasonably necessary steps to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

          SECTION 5.  Further Assurances. (a)  Each Grantor agrees that from
                      ------------------
time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including, without limitation, the first priority nature thereof) or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any part of the Intellectual Property Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor shall promptly after an Event of Default execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable or as the Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

          (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor shall furnish to the Agent, upon the Agent's request at any time after the occurrence and during the continuance of an Event of Default statements and schedules further identifying and describing the Intellectual Property Collateral of such Grantor and such other reports in connection with the Intellectual Property Collateral of such Grantor as the Agent may reasonably request, all in reasonable detail.

          (d) Each Grantor agrees that, should it obtain an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, work of authorship, copyright registration, copyright application or license, which is not now a part of the Intellectual Property Collateral, (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration or trademark or service mark application (together with the goodwill of the business connected with the use of same and symbolized by same), copyright, work of authorship, copyright registration, copyright application or license shall automatically become part of the Intellectual Property Collateral, and (iii) with respect to any ownership interest in any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license that such Grantor should obtain, it shall give prompt written notice thereof to the Agent in accordance with Section 14 hereof. Each Grantor authorizes the Agent to modify this Agreement by amending Schedules I, II, III, IV and V (and will cooperate with the Agent in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license which becomes part of the Intellectual Property Collateral under this Section.

          (e) With respect to each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application and License, such Grantor agrees to take all necessary steps, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, copyright registration and License of such Grantor, and (ii) pursue each such patent application, trademark or service mark application, and copyright application now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Grantor agrees to take corresponding steps with respect to each new or acquired patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License to which it is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by such Grantor. No Grantor shall, without the written consent of the Agent, discontinue use of or otherwise abandon any patent or patentable invention, trademark or service mark, or copyright identified in Schedules I, II and III, or abandon any right to file an application for letters patent, trademark or service mark, or copyright, or abandon any pending application for a letters patent, trademark or service mark, or copyright identified in Schedules I, II and III, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such patent, registration or application is no longer desirable in the conduct of such Grantor's business and that the loss thereof will not have a Material Adverse Effect and, in which case, such Grantor will give prompt notice of any such abandonment to the Agent pursuant to the terms of Section 14 hereof.

          (f) Each Grantor agrees to notify the Agent promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral may be determined to have become abandoned or dedicated or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

          (g) In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral is infringed or misappropriated by a third party, such Grantor shall promptly notify the Agent and shall take such actions as such Grantor or the Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by such Grantor.

          (h) Each Grantor shall continue to use proper statutory notice in connection with its use of each of its patents, registered trademarks and service marks, and copyrights contained in Schedules I, II and III.

          (i) Each Grantor shall take all steps which it or the Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

          SECTION 6.  Transfers and Other Liens.  Each Grantor agrees not (i) to
                      -------------------------
sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any item of the Intellectual Property Collateral, except for sales of Inventory in the ordinary course of business and sales permitted pursuant to Section 5.02(e) of the Credit Agreement, or (ii) to create or suffer to exist any Lien upon or with respect to any of the Intellectual Property Collateral, except for the pledge, assignment and security interest created by this Agreement, Permitted Liens, and other Liens to the extent permitted pursuant to Section 5.02(a) of the Credit Agreement.

          SECTION 7.  The Agent Appointed Attorney-in-Fact.  Each Grantor hereby
                      ------------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, upon the occurrence and continuance of an Event of Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral,

          (b) to receive, indorse and collect any drafts, instruments, chattel paper and other documents in connection with subsection (a) above and give full discharge for the same; and

          (c) to file any claims, or take any action or to institute any proceedings that the Agent may deem necessary or desirable for the collection of any payments relating to any of the Intellectual Property Collateral or to enforce the rights of the Agent with respect to any item of the Intellectual Property Collateral.

          SECTION 8.  The Agent May Perform. If any Grantor fails to perform any
                      ---------------------
agreement contained herein, the Agent may upon notice to such Grantor perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 11(b).

          SECTION 9.  The Agent's Duties.  The powers conferred on the Agent
                      ------------------
hereunder are solely to protect its interest in the Intellectual Property Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody and preservation of the certificates of registration for any of the Trademarks and Copyrights, the letters patent for any of the Patents and any License in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Intellectual Property Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Intellectual Property Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the certificates of registration for any of the Trademarks and Copyrights, the letters patent for any of the Patents and any License in its possession if such certificates of registration, letters patent and licenses are accorded treatment substantially equal to that which BNP accords its own property of like tenor.

          SECTION 10. Remedies.  If any Event of Default shall have occurred
                      --------
and be continuing:

          (a) The Agent may exercise in respect of the Intellectual Property Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under applicable law, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "Code") (whether or not the Code
                                                 ----
     applies to the affected Intellectual Property Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it shall at its own expense and upon request of the Agent forthwith, assemble all or part of the documents and things embodying all or any part of the Intellectual Property Collateral as directed by the Agent and make them available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice, except as specified below, sell the Intellectual Property Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such disposition shall be included, and such Grantor shall supply to the Agent or its designee such Grantor's know-how and expertise, and documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property Collateral subject to such disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of such products and services. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Intellectual Property Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 11) in whole or in part by the Agent for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations in such order as the Agent shall elect.
     Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Agent may exercise any and all rights and remedies of the Grantors under or in respect of the Intellectual Property Collateral, including, without limitation, any and all rights of the Grantors to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Intellectual Property Collateral.

          (d) All payments received by any Grantor under or in respect of the Intellectual Property Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement or assignment).

          SECTION 11.  Indemnity and Expenses.  (a)  Each of the Grantors
                       ----------------------
jointly and severally agrees to indemnify the Agent, each Secured Party and each of their respective officers, directors, employees, agents and advisors (each an "Indemnified Party") from, and hold each of them harmless against, any and all
 -----------------
claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and reasonable expenses of counsel) arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent that such claims, damages, losses, liabilities and expenses are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

          (b) Each Grantor jointly and severally agrees to pay to the Agent, upon demand, the amount of any and all expenses (including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents) that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Intellectual Property Collateral, (iii) the exercise or enforcement of any of the rights of any Secured Party hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          SECTION 12.  Security Interest Absolute.  The obligations of each
                       --------------------------
Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against such Grantor to enforce this Agreement irrespective of whether any action is brought against the other Grantors or whether the other Grantors are joined in any such action or actions. All rights of the Agent and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (i) any lack of validity or enforceability of any Loan Document, any Hedge Agreement or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any Hedge Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

          (iii) any taking, exchange, release or nonperfection of any Intellectual Property Collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (iv) any manner of application of Intellectual Property Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Intellectual Property Collateral for all or any of the Secured Obligations or any other assets of any Grantor or any of its Subsidiaries;

          (v) any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries; or

          (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor or a third party grantor of a security interest.

          SECTION 13.  Amendments; Waivers; Etc.  (a)  No amendment or waiver of
                       ------------------------
any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of any Secured Party to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each an "Intellectual Property Security Agreement Supplement"), (i) such Person shall be
----------------------------------------------------
referred to as an "Additional Intellectual Property Collateral Grantor" and
                   ---------------------------------------------------
shall be and become a Grantor, and each reference in this agreement to "Grantor" shall also mean and be a reference to such Additional Collateral Grantor and
(ii) the supplements attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through V hereto, as appropriate, and the Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

          SECTION 14.  Addresses for Notices.  All notices and other
                       ---------------------
communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to any Grantor, addressed to it at the address set forth below the name of such Grantor on the signature pages hereof, and if to the Agent, any Lender, the Issuing Bank, the Swing Line Bank or any Hedge Bank, addressed to it at its address set forth in Section 9.02 of the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 14. All such notices and other communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, addressed as aforesaid.

          SECTION 15.  Continuing Security Interest; Assignments Under the
                       ---------------------------------------------------
Credit Agreement.  This Agreement shall create a continuing security interest in
----------------
the Intellectual Property Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations and all other amounts payable under this

Agreement, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of and be enforceable by the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), subject to Section 9.07 of the Credit Agreement, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

          SECTION 16.  Release and Termination.  (a)  Upon any sale, lease,
                       -----------------------
transfer or other disposition of any item of Intellectual Property Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory and Equipment in the ordinary course of business), the Agent shall, at the appropriate Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Intellectual Property Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request
                         --------  -------
and such release, no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a request for release describing the item of Intellectual Property Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail (including, without limitation, the price thereof and any expenses in connection therewith), together with a form of release for execution by the Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may reasonably request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.06(b) of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Agent at the closing thereof.

          (b) Upon the later of (i) the cash payment in full of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Intellectual Property Collateral shall revert to the appropriate Grantor. Upon any such termination and reversion, the Agent shall, at the appropriate Grantor's expense, return to such Grantor such of the Intellectual Property Collateral of such Grantor in its possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination and reversion.

          SECTION 17.  Governing Law; Submission to Jurisdiction; Waiver of Jury
                       ---------------------------------------------------------
Trial; Etc.  (a)  This Agreement shall be governed by and construed in
----------
accordance with the
laws of the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Code are used herein as therein defined.

          (b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or Secured Hedge Agreement to which it is or is to be a party, or for recognition and enforcement of any judgment, and such Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State or, to the extent permitted by law, in such federal court. Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection or defense that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right that any party may otherwise have to commence or participate in any action, suit or proceeding relating to this Agreement, any of the other Loan Documents or any Secured Hedge Agreement to which it is or is to be a party, or otherwise to proceed against any Grantor, in any other jurisdiction.

          (c) Each Grantor irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Grantor at the address set forth below its name on the signature page hereof, or by any other method permitted by law. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (d) To the extent that any Grantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Grantor hereby irrevocably waives such immunity in respect of its Obligations under this Agreement, any other Loan Document and any Hedge Agreement to which it is or is to be a party.

          (e) TO THE EXTENT PERMITTED BY LAW, EACH GRANTOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY HEDGE AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                     IRON AGE CORPORATION


                                     By:  /s/ Keith A. McDonough
                                        ----------------------------------
                                       Name:  Keith A. McDonough
                                       Title: Executive Vice President
                                       Address: Robinson Plaza Three
                                                Suite 400
                                                Pittsburgh, PA 15205


                                     IRON AGE HOLDINGS CORPORATION


                                     By:  /s/ Keith A. McDonough
                                        ----------------------------------
                                       Name:  Keith A. McDonough
                                       Title: Vice President - Fiance
                                       Address: Robinson Plaza Three
                                                Suite 400
                                                Pittsburgh, PA 15205


                                     IRON AGE INVESTMENT COMPANY


                                     By:  /s/ Keith A. McDonough
                                        ---------------------------------
                                       Name:  Keith A. McDonough
                                       Title: President
                                       Address: 801 West Street
                                                Wilmington, DE 19801-1136

                                     FALCON SHOE MFG. CO.


                                     By:  /s/ Keith A. McDonough
                                        ----------------------------------
                                       Name:  Keith A. McDonough
                                       Title: Vice President
                                       Address: 2 Cedar Street
                                                P.O. Box 1286
                                                Lewiston, Maine 04243-1286

Agreed and consented to as of
the date first above written:



BANQUE NATIONALE DE PARIS,
as Agent



By:  /s/ Paul P. Barnes
   -------------------------------
     Name:  Paul P. Barnes
     Title: AVP

STATE OF New York        )
                         ) ss.:
COUNTY OF New York       )


          On the 24th day of April, 1998, before me personally came Keith A. McDonough to me known, who, being by me duly sworn, did depose and say he resides at 8 Highlandview Road, Rennerdale, PA 15106 and that he is the Exec. Vice President of IRON AGE CORPORATION, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

           /s/ Liam M. Toohey
          ------------------------
             Notary Public

[Notarial Seal]



STATE OF New York        )
                         ) ss.:
COUNTY OF New York       )


          On the 24th day of April, 1998, before me personally came Keith A. McDonough to me known, who, being by me duly sworn, did depose and say he resides at 8 Highlandview Road, Rennerdale, PA 15106 and that he is the Vice Pres - Finance of IRON AGE HOLDINGS CORPORATION, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

           /s/ Liam M. Toohey
          ------------------------
             Notary Public

[Notarial Seal]

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

          On the 24th day of April, 1998, before me personally came Keith A. McDonough to me known, who, being by me duly sworn, did depose and say he resides at 8 Highlandview Road, Rennerdale, PA 15106 and that he is the President of IRON AGE INVESTMENT COMPANY, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

           /s/ Liam Toohey
          ------------------------
             Notary Public

[Notarial Seal]



STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

          On the 24th day of April, 1998, before me personally came Keith A. McDonough to me known, who, being by me duly sworn, did depose and say he resides at 8 Highlandview Road, Rennerdale, PA 15106 and that he is the Vice President of FALCON SHOE MFG. CO., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

           /s/ Liam Toohey
          ------------------------
             Notary Public

[Notarial Seal]

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )

          On the 24th day of April, 1998, before me personally came Paul P. Barnes to me known, who, being by me duly sworn, did depose and say he resides at 17 Coralyn Avenue, White Plains, NY 10605 and that he is the Assistant Vice President of BANQUE NATIONALE DE PARIS, the banking corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

           /s/ Liam Toohey
          ------------------------
             Notary Public

[Notarial Seal]

                                  SCHEDULE I
                                      to
                   Intellectual Property Security Agreement


                        Patents and Patent Applications
                        -------------------------------


I.     Iron Age Corporation

       A.   U.S. Patent

Title                                      Pat. No.        Issue Date
-----                                      --------        ----------

Outsole for a Shoe                         D302,765         8/15/89


II.    Iron Age Holdings Corporation

       None.


III.   Iron Age Investment Company

       None.


IV.    Falcon Shoe Mfg. Co.

       A.   U.S. Patent Application

Title                                      Ser. No.        File Date
-----                                      --------        ---------

Methods and Apparatuses for                08/543,002      10/13/95
Insulating an Article of
Footwear Having a Protective
Toe Cap

                                  SCHEDULE II
                                      to
                   Intellectual Property Security Agreement


                   Trademark Registrations and Applications
                   ----------------------------------------


I.    Iron Age Corporation

      A.   U.S. Trademark Registrations

Mark                            Reg. No.      Reg. Date
----                            --------      ---------
IRON AGE MAXIMUM                1,671,179       1/7/92
and Design

IRON AGE                        1,677,695       3/3/92
SPORTWORK II

GRABBER                           928,349       2/1/71

FREEDOM TOE                     1,276,282       5/1/84

BF and Design                   1,077,024      11/8/77

METAPRO                           949,859       1/2/73

SAF-GARD                        1,082,707      1/17/88

IRON AGE and Design             1,212,263     10/12/82

IRON AGE                          634,888      9/25/56

MIGHTY TOUGH                    1,919,851      9/19/95

MIGHTY TOUGH                    1,919,852      9/19/95
and Design

IRON AGE PLUS                   2,112,932     11/11/97

ROUGH CREEK                     2,082,503      7/22/97

OIL RESISTANT GUARANTEED          780,371           11/17/64
SHU-LIFE SOLE

KNAPP ATVS BUILT TO             1,919,898            9/19/95
GO ANYWHERE (Stylized)

KNAPP ATVS BUILT TO             1,967,884            4/16/96
GO ANYWHERE

KNAPP ATVS U.S.A.               1,901,251            6/20/95
2000 SERIES (Stylized)

KNAPP ATVS U.S.A.               1,905,063            7/11/95
2000 SERIES

ATVS BY KNAPP                   1,477,784            2/23/88

TUF-SHOT                        1,344,676            6/25/85

TWO-SHOT                        1,201,228            7/13/82

KNAPP MASTERCRAFT               1,133,194            4/15/80
CUSHIONED COMFORT and Design

KNAPP SHOES                       785,262            2/16/65

KNAPP FREE-WAY                    671,243           12/16/58
CUSHIONED SHOES and Design


     B.   U.S. Service Mark Registrations

Mark                             Reg. No.          Reg. Date
----                             --------          ---------

IRON AGE                        1,966,512             4/9/96

IRON AGE PLUS                   2,120,443            12/9/97


     C.   U.S. Trademark Applications

Mark                             Ser. No.          File Date
----                             --------          ---------

RUFFHIDES                      74/491,094            2/15/94

SLIP KNOTS                           75/443,441          2/24/98

SPORTWORK                            75/319,368           7/3/97

ARMOR 75X-TRA LITE                   75/342,582          8/18/97

SAFE-GARD                            75/357,666          9/16/97

HIGH-WIDE PROFILE II                 75/418,663           1/9/98

THE SOLES OF WORKING AMERICA         75/462,254           4/6/98

THE SOLE OF WORKING AMERICA       (to be filed)

KNAPP                             (to be filed)

     D.   Foreign Trademark Registrations

Mark            Country                Reg. No.        Reg. Date
----            -------                --------        ---------

IRON AGE        Benelux                 488,506          12/7/90

IRON AGE        Canada                  223,537          10/7/77

IRON AGE        Germany               1,022,860         11/27/80

IRON AGE        Denmark               2318-1981           9/4/81

IRON AGE        France                1,621,306         11/27/80

IRON AGE        United Kingdom        1,144,205         11/19/80

IRON AGE        Mexico                  419,038           3/8/92

IRON AGE        Norway                  110,047          12/3/81

IRON AGE        Taiwan                  434,908          3/16/89

IRON AGE        China                   642,723          5/21/93

IRON AGE        Sweden                  176,255          4/16/81

IRON AGE        Hong Kong                 04875         12/30/93

IRON AGE        United Kingdom        1,512,133          9/9/92

IRON AGE        Japan                   3338462          8/8/97

IRON AGE        Korea                    386476        12/15/97

     E.   Foreign Service Mark Registrations

Mark            Country                Reg. No.       Reg. Date
----            -------                --------       ---------

IRON AGE        Korea                     41362         2/19/98


     F.   Foreign Trademark Applications

Mark            Country                Ser. No.       File Date
----            -------                --------       ---------

SPORTWORK       Mexico                  318,773          1/7/98

ARMOR 75X-TRA   Canada                  322,891         1/20/98
LITE & Design

KNAPP           Canada                  865,487        12/31/97

SPORTWORK       Canada                  865,488        12/31/97

SPORTWORK II    Canada                  865,489        12/31/97
& Design

IRON AGE        Philippines              102856         9/20/95

SAFE-GARD       Canada                  869,158         2/11/98

SAFE-GARD       Mexico                  325,962         3/16/98


     G.   Foreign Service Mark Applications

Mark            Country                Ser. No.       File Date
----            -------                --------       ---------

IRON AGE        Philippines              102857         9/20/95

II.  Iron Age Holdings Corporation

     None.


III. Iron Age Investment Company

     A.   U.S. Registrations

Mark                          Reg. No.        Reg. Date
----                          --------        ---------

None.


     B.   U.S. Applications

Mark                          Ser. No.        File Date
----                          --------        ---------

None.


     C.   Foreign Service Mark Registration

Mark        Country   Reg. No.   Reg. Date
----        -------  ----------  ---------

IRON AGE    Mexico      509,304   10/31/95

IRON AGE    Canada   TMA473,865    3/26/97


     D.   Foreign Service Mark Application

Mark      Country             Ser. No.        File Date
----      -------             --------        ---------

None.

IV.  Falcon Shoe Manufacturing Co.

     A.   U.S. Trademark Registrations

Mark                        Reg. No.   Reg. Date
----                        ---------  ---------

CHIEF QUODDY'S                656,488   12/31/57
MAINE MADE and Design

DUNHAM                        895,088    7/21/70

DUNHAM TYROLEANS              740,975   11/20/62

DUNHAM WAFFLE-                973,456   11/20/73
STOMPERS

GREAT FOOTWEAR FOR          1,119,327    5/29/79
THE GREAT OUTDOORS

RUGGARDS (Stylized)           419,794     3/5/46

THE WAY OF NATURE.........  1,110,565     1/2/79
THRU THE HANDS OF MAN

TRU-TRAK                    1,437,386    4/21/87

TRUKKERS                      993,107    9/10/74

DUNHAM DOUBLE               1,855,821    9/27/94
COVERAGE TOES and Design

DURAFLEX                      843,731     2/6/68

WIDE TRAK                   2,030,521    1/14/97

ARMOR-TECH                  2,051,944    4/15/97


     B.   U.S. Trademark Application

Mark                          Ser. No.        File Date
----                          --------        ---------

None.

     C.   State Registration

Mark           State             Reg. No.        Reg. Date
----           -----             --------        ---------

DUNHAM    Vermont                   4,553          3/29/73


     D.   Foreign Registrations

Mark           Country           Reg. No.        Reg. Date
----           -------           --------        ---------

DUNHAM         Austria            142,074          5/21/92

DUNHAM         Canada             225,957          2/10/78
TYROLEANS

DUNHAM'S       Italy              259,229         12/29/92

DUNHAM'S       Japan            1,620,432          9/29/83

DUNHAM'S       Switzerland        383,406          7/19/91

DUNHAM         Germany          2,027,548           1/5/93

DUNHAM         Spain            1/683/507           4/3/95

DUNHAM         Canada             460,625           8/2/96

DUNHAM'S       France           1,613,236           9/3/90

DUNHAM'S       Switzerland        383,406          7/19/91

QUODDY         South Africa       815,685           6/6/81
MOCCASINS &
Design


     E.   Foreign Applications

Mark           Country           Ser. No.        File Date
----           -------           --------        ---------

ARMOR-TECH     Canada             801,437          1/10/96

                                 SCHEDULE III
                                      to
                   Intellectual Property Security Agreement


                   Copyright Registrations and Applications
                   ----------------------------------------


I.   Iron Age Corporation

     None.


II.  Iron Age Holdings Corporation

     None.


III. Iron Age Investment Company

     None.


IV.  Falcon Shoe Mfg. Co.

     None.

                                  SCHEDULE IV
                                      to
                   Intellectual Property Security Agreement


                                   Licenses
                                   --------

I.   Iron Age Corporation

     A. Trademark License Agreement, dated August 15, 1994, between W.L. Gore & Associates, Inc. and Iron Age Corporation


II.  Iron Age Holdings Corporation

     None.


III. Iron Age Investment Company

     A. Service Mark License Agreement, dated January 29, 1995, between Iron Age Investment Company and Iron Age Canada Ltd.

     B. Service Mark License Agreement, dated January 29, 1995, between Iron Age Investment Company and Iron Age de Mexico de C.V.

     C. Services Agreement, dated January 29, 1995, between Iron Age Investment Company and Iron Age Corporation


IV.  Falcon Shoe Mfg. Co.

     A. Trademark License Agreement, dated July 25, 1994, between W.L. Gore & Associates, Inc. and Falcon Shoe Mfg. Co.

     B. Manufacturing Certification Agreement, dated July 25, 1994, between W.L. Gore & Associates, Inc. and Falcon Shoe Mfg. Co.

                                  SCHEDULE V
                                      to
                   Intellectual Property Security Agreement


            Third Party Claims/Pending Litigation/Unauthorized Uses
            -------------------------------------------------------


     None.

                                   EXHIBIT A
                                      to
                   Intellectual Property Security Agreement



                                                             ____________, 19___

Banque Nationale de Paris,
     as Agent
499 Park Avenue
New York, New York 10022
Attention:  Structured Finance Group


                   Intellectual Property Security Agreement
                             dated April 24, 1998
                         between Iron Age Corporation
                    and Banque Nationale de Paris, as Agent
                    ---------------------------------------


Ladies and Gentlemen:

          Reference is made to the above-captioned Intellectual Property Security Agreement (as amended, supplemented or otherwise modified, the "Intellectual Property Security Agreement"). Unless otherwise defined herein,
-----------------------------------------
terms defined in the Intellectual Property Agreement are used herein as therein defined.

          The undersigned affirms that it has received ____________ in consideration for the execution and delivery of this Intellectual Property Security Agreement Supplement.

          The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Intellectual Property Security Agreement as if it were an original party thereto and agrees that each reference in the Intellectual Property Security Agreement to a "Grantor" shall also mean and be a reference to the undersigned.

          The undersigned hereby assigns and pledges to the Agent for its benefit, the benefit of the Issuing Bank and the ratable benefit of the Lenders and hereby grants to the Agent for its benefit, the benefit of the Issuing Bank and the ratable benefit of the Lenders as collateral for the Secured Obligations a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Intellectual Property Collateral, whether now owned or hereafter acquired.

          The undersigned has attached hereto supplements to Schedules I through V to the Intellectual Property Security Agreement, and the undersigned hereby certifies that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Intellectual Property Security Agreement and are accurate and complete as of the date first above written.

          The undersigned hereby makes each representation and warranty set forth in Section 4 of the Intellectual Property Security Agreement as to itself and as to its Intellectual Property Collateral to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Intellectual Property Security Agreement to the same extent as all other Grantors.

          This letter shall be governed by and construed in accordance with the laws of the State of New York.

                                    Very truly yours,

                                    [NAME OF ADDITIONAL GRANTOR]



                                    By_________________________________
                                      Name:
                                      Title:
                                      Address: